Stephens Inc.
Fall Investment Conference
November 19, 2008

US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Certain statements provided in this presentation, including those that express a belief, expectation or intention and those that are not of historical fact, are “forward-looking statements” within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These
statements involve a number of risks and uncertainties and are intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These risks and uncertainties may cause actual results to differ materially from expected results and are described in detail in filings made by U.S. Concrete, Inc. (the “Company”) with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 and subsequent Quarterly Reports on Form 10-Q.

The forward-looking statements speak only as of the date of this presentation. Investors are cautioned not to rely unduly on them. Many of these forward-looking statements are based on expectations and assumptions about future events that may prove to be inaccurate. The Company’s management considers these expectations and assumptions to be reasonable, but they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control. The Company undertakes no obligation to update these statements unless required by applicable securities laws.

Also, this presentation will contain various financial measures not in conformity with generally accepted accounting principles (“GAAP”).  A reconciliation to the most comparable GAAP financial measure can be found at the end of this presentation.

Forward-Looking Statement

Company Overview

US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Company Overview

Ready mixed concrete

7.2 million cubic yards

$745 million in revenue

Leading market position in 5 regions

Aggregate business

7 producing aggregate facilities

2 aggregate facilities leased to third parties

Strategic focus to pursue vertically  integrated

growth opportunities

Precast products

$73 million in revenue

Strong operating margins

Internal and external growth
opportunities

Top 10 Producer of ready-mixed concrete in the U.S.

US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

SAN FRANCISCO

SANTA ROSA

SACRAMENTO

SAN JOSE

MD

NJ

DE

NY

PA

FIXED READY-MIXED

PRECAST

BLOCK

AGGREGATES

HEADQUARTERS

Broad Geographic footprint

Aggressively manage through current economic cycle

Implement cost controls throughout organization

Control capital spending

Manage balance sheet and capital structure

Maintain maximum liquidity

Evaluate existing asset base

Ensure assets are delivering appropriate returns

Increasing focus on value added and engineered sales

Conservatively evaluate internal and external growth

Our Strategy Today

Industry Overview

US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Over $60 billion in annual revenue

More than 2,300 independent ready-
mixed concrete producers

More than 3,600 precast concrete
manufacturers

Increasing vertical integration among
cement, aggregates and concrete
producers

Cemex / Rinker

Hanson / Heidelberg

Vulcan / Florida Rock

Votorantim / Prairie Materials

$27 billion

$26 billion

Source: National Ready-Mixed Concrete Association and National Precast Concrete Association

Large, Fragmented Market

($ in billions)

Concrete Products Market Size

$26.0

$36.0

$0.0

$10.0

$20.0

$30.0

$40.0

$50.0

$60.0

$70.0

Pre-Cast

Ready Mixed

US CONCRETE

Inland Agg.
Marine Agg.
MORTAR MIX
QUIKRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Ready mix serves as principal route to market for cement, as well as an important channel for aggregates . . .

Route to Market

CEMENTITIOUS

AGGREGATES

BITUMEN

MORTAR

READY MIX

CONCRETE PRODUCTS

ASPHALT + CONSTRUCTION

SERVICES

CUSTOMERS

Cement

Blended cement

Fly

-

ash

Slag

5%

75%

15%

2%

22%

15%

25%

36%

5%

%

Indicates amount of volume moved through each product

Home Builders

General Contractors/

Self Builders

Merchants/DIY

Civil Engineering

Contractors

Local Authorities /

Highway Agency

US CONCRETE

1.1%
3.0%
1.1%
1.2%
1.3%
2.5%
1.4%
1.9%
1.5%
1.8%
RMC
Hanson
Oldcastle
Rinker
Florida Rock
Blue Circle
U.S. Concrete
Aggregate Industries
Lafarge
TXI

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Source:  Company Estimates

Vertically integrated
cement producers

Top 10 Producers Supplied 16.7% of the Market

Concrete Industry Market Share - 2000

1.2%
1.2%
1.3%
1.8%
1.9%
2.1%
2.3%
2.5%
4.0%
12.1%
CEMEX
Lehigh
Vulcan
Oldcastle
U.S. Concrete
Argos
Holcim
Titan
Mitsubishi
MDU

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Source:  Company Estimates

Vertically integrated
cement producers

Top 10 Producers Now Supply 30.3% of the Market

Concrete Industry Market Share - 2008

US CONCRETE

35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
16.7%
13.1%
3.6%
8.1%
22.2%
2000
2008
Vertically Integrated Cement Producers
Top 10 Producers

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Top 10 Producers Market Share Trend

Source:  Company Estimates

Vertically Integrated Producers have achieved greater
concentration in major metropolitan markets

30.3%

US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Ready-Mixed Concrete End Use Markets

Source:  F.W. Dodge

U.S. Concrete

Source:  Company filings - 2007

Total U.S. Market

Commercial and industrial sectors generate higher margins

Streets and highways often self- performed by construction companies

Other Public

Works

33%

Street &

Highway

20%

Residential

23%

Commercial &

Industrial

24%

Commercial &

Industrial

49%

Residential

35%

Street &

Highway

9%

Other Public

Works

7%

US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

McGraw Hill U.S. Construction Starts

Represents annual percent change in construction dollars.

2009 – (7.0%)

-40.0%

-30.0%

-20.0%

-10.0%

0.0%

10.0%

20.0%

30.0%

40.0%

2003

2004

2005

2006

2007

2008

2009

Single Family

Multifamily

Commercial

Public Works

Total

US CONCRETE

30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
-30.0%
-40.0%
2007
2008
2009
2010
2011
2012
2013
Residential
Nonresidential
Public
Total

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

PCA Cement Demand Forecast - % Change

Represents annual percent change in tons of cement consumed (Updated October 2008)

2009 – (11.6%)

US CONCRETE

2500
2000
1500
1000
500
0
354
1,719
338
1,474
307
1,034
303
633
238
546
260
740
2005
2006
2007
2008
2009
2010
Single Family
Multifamily

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

NAHB New Starts Forecast

6.3%

(12.6%)

(30.2%)

(16.2%)

27.6%

(26.0%)

Company End Use Markets

US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Continuing operations only

Historical Revenue – Consolidated

32%

46%

7%

15%

38%

41%

6%

15%

42%

46%

3%

9%

47%

39%

7%

7%

49%

35%

9%

7%

$0

$200

$400

$600

$800

$1,000

Millions

2003

2004

2005

2006

2007

Commercial & Industrial

Residential

Street & Highway

Other Public Works & Infrastructure

US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Revenues by Segment

-11%

Third Quarter Comparison

46%

38%

7%

9%

57%

25%

11%

7%

$0

$100

$200

$300

3Q07

3Q08

USC

Consolidated

($ in millions)

Commercial and industrial

Residential

Street & highway

Other public works

US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Revenues by Segment

-4%

Third Quarter YTD Comparison

44%

40%

7%

9%

55%

27%

10%

8%

$0

$175

$350

$525

$700

YTD07

YTD08

USC

Consolidated

($ in millions)

Commercial and industrial

Residential

Street & highway

Other public works

Financial Highlights

US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Historical Financial Review

RMC Volume

Revenue

EBITDA

Capex (excl. acquisitions)

(Dollars in millions)

EBITDA

EBITDA Margin

(Dollars in millions)

CAGR = 15.7%

(Cubic yards in thousands)

CAGR = 13.9%

(Dollars in millions)

CAGR = 11.0%

5,026

5,053

5,298

7,336

7,624

0

3,000

6,000

9,000

12,000

2003A

2004A

2005A

2006A

2007

$473.1

$500.6

$575.7

$789.5

$847.4

0.0

400.0

800.0

$1,200.0

2003A

2004A

2005A

2006A

$13.3

$10.5

$18.0

$42.2

$29.7

0.0

25.0

$50.0

2003A

2004A

2005A

2006A

$44.9

$41.6

$51.6

$75.6

$75.4

9.5%

8.3%

9.0%

9.6%

9.4%

0.0

35.0

70.0

105.0

$140.0

2003A

2004A

2005A

2006A

2.0

7.0

12.0%

2007

2007

2007*

Includes discontinued operations, except 2007

Third quarter revenue was $212.8, down 10.6% from 2007

Average sales price increased 2.2%

Volume declined 14.6% and 17.7% on a same-store-sales basis

On a year-to-date basis, volume was 10.6%

Raw material spread was 43%, slightly down from 43.3% in
2007

Precast segment revenue increased 3.7%, due to contribution
from 2007 acquisition

Same-store-sales revenue declined 19.4%

EBITDA was $17.6 million, down 39.9% from $29.6 million
from the 3 rd quarter of 2007

Third Quarter 2008 Update

3rd quarter adjusted EBITDA includes a $2.0 million additional medical insurance expense accrual

Significant increase in large claims in 2008 over prior years

Capital expenditures totaled $7.4 million, up $2.4 million over prior year

Primarily related to new ERP systems implementation

$17 in year-to-date capital expenditures, flat with 2007

Includes $7.0 million on new ERP system expenditures

Year-to-date free-cash flow was $2.7 million an increase of
$2.3 million from 2007

Quarter end cash was $3.9 million and revolving credit facility borrowings totaled $3.5 million

Available borrows at September 30, 2008 were $96.7 million

Third Quarter 2008 Update

September 30,

2008

December 31,

2007

Cash and Cash Equivalents

$3,907

$14,850

Total Debt

299,859

298,500

Net Debt

295,952

283,650

Stockholders’ Equity

206,366

205,106

LTM EBITDA

  57,184

  72,858

LTM Fixed Charges

  28,638

  29,830

Total Debt to LTM EBITDA

5.2x

4.1x

Net Debt to LTM EBITDA

5.2x

3.9x

Fixed charge coverage

1.3x

1.4x

Debt to Capital

59.2%

59.3%

Weighted Average Cost of Debt

8.39%

8.39%

Available borrowing capacity (in millions)

$96.7

$112.6

Leverage Profile and Liquidity

Cost control initiatives continue

Headcount reductions

Reducing discretionary spending

Disposing of excess equipment

Temporarily idling plants

Controlling capital expenditures

Limiting external growth initiatives

Focusing on value added and engineered sales program

Managing Through the Economic Cycle

US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Key Company Strengths

Leading market share positions

5 regional markets

Effectively managing through economic
cycle

Exposure to residential sector reduced
significantly

Strong balance sheet with solid liquidity

$3.5 million of cash at June 2008

$97 million of credit available

No significant financial covenants

Credit facility matures in 2011 and
Subordinated Notes due in 2014

Key internal and external growth
opportunities available

Stephens Inc.
Fall Investment Conference
November 19, 2008

Disclosure of Non-GAAP Financial Measures

  U.S. CONCRETE, INC.
ADDITIONAL STATISTICS
(In thousands, unless otherwise noted; unaudited)

                 We report our financial results in accordance with generally accepted accounting principles in the United States (“GAAP”).
However, our management believes that certain non-GAAP performance measures and ratios, which our management uses in managing our business, may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. See the table below for (1) presentations of our adjusted EBITDA, adjusted EBITDA margin and Net Debt for the three-months ended September 30, 2008 and September 30, 2007, (2) presentations of our adjusted EBITDA and adjusted EBITDA margin for years 2003 through 2007 and (3) Free Cash Flow for the nine-months ended September 30, 2008 and
September 30, 2007.

                We define adjusted EBITDA as our net income (loss) from continuing operations plus the provision (benefit) for income taxes, net interest expense, and noncash impairments, depreciation, depletion and amortization. We define adjusted EBITDA margin as the amount determined by dividing adjusted EBITDA by total sales.  We have included adjusted EBITDA and adjusted EBITDA margin in the accompanying tables because they are often used by investors for valuation and for comparing our financial performance with the performance of other building material companies. We also use adjusted EBITDA to monitor and compare the financial performance of our operations.  Adjusted EBITDA does not give effect to the cash we must use to service our debt or pay our income taxes and thus does not reflect the funds actually available for capital expenditures.  In addition, our presentation of adjusted EBITDA may not be comparable to similarly titled measures other companies report.

                 We define Free Cash Flow as cash provided by (used in) operations less capital expenditures for property, plant and equipment, net of disposals. We consider Free Cash Flow to be an important indicator of our ability to service our debt and generate cash for acquisitions and other strategic investments.  Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our reported operating results or cash flow from operations or any other measure of performance prepared in accordance with GAAP.

US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Disclosure of Non-GAAP Financial Measures

U.S. Concrete, Inc. and Subsidaries

Reconciliation of Net Income from Continuing Operations to Adjusted EBITDA

(amounts in thousands)

Quarter Ended

Quarter Ended

September 30, 2008

September 30, 2007

Income from continuing operations

1,722

$

10,127

$

Addback:

     Interest Expense, net

6,747

7,035

     Income Tax Provision

1,248

4,563

     Depreciation, Depletion, and Amortization Expense

7,850

7,547

Adjusted EBITDA

17,567

$

29,272

$

Adjusted EBITDA margin

8.3%

12.3%

US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Disclosure Non-GAAP Financial Measures

U.S. Concrete, Inc. and Subsidaries

Reconciliation of Net Income (Loss) to EBITDA

(unaudited)

(amounts in thousands)

2007

2006

2005

2004

2003

Net Income (Loss)

(63,760)

$

(8,090)

$

12,612

$

(10,539)

$

10,303

$

Cumulative Effect of Change in Accounting Principle

-

-

-

-

-

Income (Loss) before Cumulative Effect of Change in

     Accounting Principle

(63,760)

(8,090)

12,612

(10,539)

10,303

Addback:

     Interest Expense, net

27,978

21,585

17,315

16,523

16,855

     Income Tax Expense (Benefit)

48

810

8,121

(6,377)

5,274

     Loss on early extinguishment of debt

-

-

-

28,781

-

     Asset and Goodwill Impairments

82,242

38,964

-

541

-

     Depreciation, Depletion, and Amortization Expense

28,882

22,322

13,591

12,669

12,441

Adjusted EBITDA

75,390

$

75,591

$

51,639

$

41,598

$

44,873

$

Adjusted EBITDA margin

9.4%

9.6%

9.0%

8.3%

9.5%

US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Disclosure Non-GAAP Financial Measures

U.S. Concrete, Inc. and Subsidaries

Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow

(unaudited)

(amounts in thousands)

Quarter Ended

Quarter Ended

YTD

YTD

September 30, 2008

September 30, 2007

September 30, 2008

September 30, 2007

Net Cash Provided by Operating Activities

10,014

$

19,869

$

19,514

$

17,479

$

    Less: capital expenditures, net of disposals

        of $429, $10, $3,350 and $2,174

(7,405)

(5,213)

(16,846)

(17,113)

Free Cash Flow

2,609

$

14,656

$

2,668

$

366

$

Disclosure Non-GAAP Financial Measures

U.S. Concrete, Inc. and Subsidaries

Reconciliation of Net Debt

(unaudited)

(amounts in thousands)

Quarter Ended

Quarter Ended

September 30, 2008

December 31, 2007

Total Debt, including current maturities and capital lease obligations

299,858

$

298,500

$

     Less cash and cash equivalents

3,907

14,850

Net Debt

295,951

$

283,650

$

Stephens Inc.
Fall Investment Conference
November 18 - 19, 2008